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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 6, 2000


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    1-12001                  25-1792394
----------------------------         -----------             ------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania   15222-5479
             --------------------------------------------   ----------
               (Address of principal executive offices)     (Zip code)


        Registrant's telephone number, including area code: 412-394-2800


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                         Exhibit Index Appears on Page 4

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ITEM 5.         OTHER EVENTS

On December 6, 2000, Allegheny Technologies Incorporated issued a press release, a copy of which is filed as Exhibit 99.1 hereto.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (a)   Not applicable

                (b)   Not applicable

                (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K.

                 Description                                        Exhibit No.

Press Release dated December 6, 2000                                   99.1


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLEGHENY TECHNOLOGIES INCORPORATED



                                            By: /s/ J. D. Walton
                                            -----------------------------
                                            J. D. Walton
                                            Senior Vice President,
                                            General Counsel and Secretary


Dated:  December 6, 2000


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                                  EXHIBIT INDEX

Exhibit Number                  Description                             Page No.

    99.1             Press Release dated December 6, 2000                  1


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